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                                                                    Exhibit 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 used to register 1,725,000 common shares of our report dated January 27, 1994, included in and incorporated by reference in Heartland Express, Inc.'s Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.



                                                 /s/ McGladrey & Pullen, LLP
                                                 ---------------------------
                                                 McGLADREY & PULLEN, LLP


     Iowa City, Iowa
     October 10, 1996